Exhibit 99.8

M E M O R A N D U M

To:                            Employees Eligible to Participate in the HCC Insurance Holdings, Inc.
2013 Employee Stock Purchase Plan (the “ESPP”)

From:            Susan Howie, Vice President of Human Resources

Re:                             Impact of Proposed Merger on the ESPP

Date:                  June 10, 2015

As you may know, HCC Insurance Holdings, Inc. (“HCC” or the “Company”) recently announced that it has entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which it will be acquired by the Tokio Marine Group (the “Merger”).  The purpose of this memorandum is to describe the impact the proposed Merger will have on outstanding purchase rights under the ESPP.

Under the terms of the Merger Agreement, the ESPP has been suspended for any new offering periods after the current offering period ends on September 15, 2015 and will formally terminate immediately prior to the closing date of the proposed Merger.

The current offering period under the ESPP, which commenced on March 16, 2015 and is anticipated to end before the closing of the Merger, will continue, but the ESPP will be closed to new participants and existing participants may not increase their payroll deductions.  There will not be a new offering period under the ESPP after the current offering period ends on September 15, 2015 if the Merger has not closed or been terminated by that date.  Your accumulated payroll deductions for the current offering period will be used to purchase shares of HCC common stock in accordance with the terms of the ESPP (subject to the provisions of the ESPP regarding the maximum number and value of shares purchasable by a participant), and those shares that are held by participants through the closing of the Merger will be treated the same as all other outstanding shares in connection with the Merger.

If the Merger closes before September 15, 2015, the current offering period will end immediately prior to the closing of the Merger and your accumulated payroll deductions for the current offering period will be used to purchase shares of HCC common stock in accordance with the terms of the ESPP (subject to the provisions of the ESPP regarding the maximum number and value of shares purchasable by a participant), and those shares that are held by participants through the closing of the Merger will be treated the same as all other outstanding shares in connection with the Merger.

The purchase price for the current offering period will be the lesser of (1) 85% of the closing price per share of HCC common stock on the first business day of the current offering period, and (2) 85% of the closing price per share of HCC common stock on the last day of the current offering period.

The Merger remains subject to customary closing conditions, including receipt of stockholder approval and regulatory approvals, and other conditions and uncertainties that will be described in the proxy statement we intend to file with the Securities and Exchange Commission in connection with the Merger.  Notwithstanding this notice regarding the ESPP, you should not assume, and there can be no guarantee, that the Merger will occur.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

If you have any questions regarding the ESPP, please contact the Carrie Daligou by telephone at (713) 996-1103 or by email at hccbenefitscenter@hcc.com.  Questions about the Merger generally may be submitted by email at transactionquestions@hcc.com.

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Additional Important Information About the Proposed Merger and Where to Find It:

This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO HCC’S STOCKHOLDERS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov).  You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting HCC’s website at www.hcc.com.

Participants in the Solicitation:

HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger.  Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication and other written or oral statements made by or on behalf of HCC contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995.  In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements.  Forward-looking statements reflect HCC’s current views, plans or expectations with respect to future events and financial performance.  They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies.  The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC or any other person that current plans or expectations will be achieved.  Forward-looking statements speak only as of the date on which they are made, and HCC undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following:  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.